UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

Virtusa Corporation’s (the “Company”) annual meeting of shareholders was held on Thursday, September 7, 2017 in Westborough Massachusetts. The matters voted on and the results of the vote were as follows:

1. (a) The Company’s shareholders elected the following class I directors to each serve for a three year term or until a successor is elected or qualified or until his earlier resignation or removal.

DIRECTOR NOMINEE	FOR	WITHHELD	NON VOTES

William K. O’Brien	28,364,544	573,681	1,752,989
Al-Noor Ramji	28,342,849	595,376	1,752,989
Joseph G. Doody	28,162,780	775,445	1,752,989

(b) The holders of the Series A Convertible Preferred Stock elected the following Series A director to serve until a successor is elected or qualified or until such Series A director’s right to hold the office terminates.

SERIES A NOMINEE	FOR	AGAINST	ABSTAIN

Vikram S. Pandit	108,000*	—	—

*Represents all of the Series A Convertible Preferred Stock held by the holder of the Series A Convertible Preferred Stock.

2. Our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018.

Number of Votes

FOR	AGAINST	ABSTAIN

30,521,099	163,346	6,769

3. To approve, on an advisory basis, the compensation of our named executive officers.

Number of Votes

FOR	AGAINST	ABSTAIN	NON VOTES

10,535,929	17,745,649	656,647	1,752,989

4. To approve, on an advisory basis, the frequency of holding future advisory votes on the compensation of our named executive officers.

Number of Votes

1 YEAR	2 YEAR	3 YEAR	ABSTAIN	NON VOTES

27,076,373	4,219	1,529,822	327,811	1,752,989

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of 1 Year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Company considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of its named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: September 8, 2017	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer
(Principal Financial and Accounting Officer)